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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                AUGUST 17, 1999



                           LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                                  0-20833                                72-1449411
(State or other jurisdiction                     (Commission File                           (IRS Employer
       of incorporation)                              Number)                            Identification No.)




             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808 (Address of principal executive offices and zip code)



                                 (225) 926-1000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         Lamar Advertising Company has completed the sale of an additional $37,500,000 principal amount of convertible notes in a public offering pursuant to the exercise of the underwriters' overallotment option. Filed herewith as
Exhibit 99.1 is a copy of a press release that was issued today describing the sale.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

               99.1 Press release issued by the registrant on August 17, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 17, 1999                  LAMAR ADVERTISING COMPANY


                                        By: /s/ KEVIN P. REILLY
                                           -------------------------------------
                                           Kevin P. Reilly, Jr.
                                           President and Chief Executive Officer


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